Exhibit 10.9
                               ESYS HOLDINGS, INC.
                             SUBSCRIPTION AGREEMENT

                                  INSTRUCTIONS

Each prospective investor must complete, execute and submit the following:

     (1)  The Subscription Agreement;

     (2)  The Accredited Investor Questionnaire;

     (3)  The signature page to the Security Agreement;

     (4)  The signature page to the Registration Rights Agreement; and

     (5) A check or money order made payable to Signature Bank, as Escrow Agent for ESYS Holdings, Inc. in the amount of the purchase price for the notes and warrants ("Securities") subscribed for by the investor, or funds can be wired as follows:

   Bank:                  Signature Bank
   Address:               1225 Franklin Avenue, Garden City, New York 11530
   ABA No.:
   Beneficiary Name:      Signature Bank As Escrow Agent For ESYS Holdings, Inc.
   Account No.:

The foregoing materials should be delivered via a trackable delivery system (overnight delivery) to:

                       vFinance Investments, Inc.
                       880 Third Avenue
                       New York, NY 10022
                       Attn:  Jonathan Rich

     (6) If and when accepted by ESYS Holdings, Inc., a Delaware corporation (the "Company"), this Agreement shall constitute a subscription for Securities of the Company. The minimum investment is $50,000, unless waived by the Company.

     (7)  The  Company  reserves  the  right  to  reject  in  its  entirety  any subscription  which is  tendered  or to  allocate  to any  prospective purchaser a smaller number of Securities than the prospective purchaser has subscribed to purchase. In such event, the Company will return to you this Agreement and your payment (or a pro rata portion of your payment, if such subscription is rejected only in part), without interest or deduction.

     (8) An accepted copy of this Agreement and a Debenture and Warrant issued in your name will be returned to you shortly after the closing of the Offering.

ALL SUBSCRIPTION DOCUMENTS MUST BE COMPLETE AND ONLY THE PROSPECTIVE INVESTOR'S PRINCIPAL RESIDENCE SHOULD BE STATED.

                             SUBSCRIPTION AGREEMENT


                                         Name of Subscriber ___________________



ESYS Holdings, Inc.
7425 Brighton Village Drive
Chapel Hill, NC 27515
Ladies and Gentlemen:

     1. Subscription. I (sometimes referred to herein as the "Investor") hereby subscribe for and agree to purchase securities (the "Securities") comprised of 10% Senior Secured Convertible Debentures (the "Notes") and Warrants to purchase common stock (the "Warrants") of ESYS Holdings, Inc., a Delaware corporation (the "Company"), on the terms and conditions described herein (including the exhibits hereto, collectively referred to as the "Offering Documents").

     The Minimum Offering is $2,500,000 and the Maximum Offering is $5,000,000. At the option of the Company, additional monies up to 20% of the Maximum
Offering may also be accepted. The aggregate amount subscribed for hereby is $___________. I understand that a closing will not be held until the Minimum Offering is received and accepted by the Company and upon the closing of a share exchange transaction between the Company and shareholders of Perf-Go Green Inc. (the "Share Exchange") and that additional closings may be held at any time thereafter until the Termination Date (as defined below).

     The Notes have a term of three years from the date of closing and carry an interest rate of 10% per annum. Notes may be converted into shares of the Company's Common Stock at an initial conversion price of $0.75 per share. The obligations of the Company under the Notes shall be secured pursuant to the terms of the Security Agreement annexed hereto as Exhibit C (the "Security Agreement"). The Warrants shall be exercisable for a period of five years at an exercise price of $1.00 per share. Warrants shall be convertible into that number of shares of Common Stock equal to 100% of the shares issuable upon conversion of the Notes. The holders of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants shall be entitled to certain registration rights pursuant to the terms of the Registration Rights Agreement annexed hereto as Exhibit D. I understand and acknowledge that the foregoing summary of the Offering Documents is qualified in its entirety by reference to the Offering Documents annexed hereto.

     2. Purchase.

     (a) I hereby tender to the Company a check, money order, or wire transfer in the amount indicated above, an executed copy of this Subscription Agreement, an executed copy of my Investor Questionnaire and an executed copy of the Security Agreement.



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     (b) This offering will continue until the earlier of (i) the sale of all of the Maximum Offering or (ii) April 30, 2008, unless extended one or more times by the Company without notice to the Investors, ("Termination Date"). Prior to the Termination Date, payments delivered herewith will be held in an escrow account subject to the terms and conditions herein. Upon the earlier of a closing for my subscription or completion of the offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.

     3. Acceptance or Rejection of Subscription.

     (a) I understand and agree that the Company reserves the right to reject this subscription for the Securities, in whole or in part, for any reason and at any time prior to the Closing, notwithstanding prior receipt by me of notice of acceptance of my subscription.

     (b) In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall have no force or effect. In the event my subscription is accepted and the offering is completed, the funds specified above shall be released to the Company.

     4. Closing. The closing ("Closing") of this offering may occur at any time after receipt by the Company of accepted subscriptions for the Minimum Offering and the closing of the Share Exchange and thereafter, at any time, for closings with respect to funds received by the Escrow Agent before the Termination Date. The Securities subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Securities has occurred.

     5. Disclosure. Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Sections 3(b) or 4(2) of the Securities Act and applicable state securities laws, the Securities are being sold without registration under the Securities Act. I acknowledge receipt of the Offering Documents and all related documents and represent that I have carefully reviewed and understand the Offering Documents. I have received all information and materials regarding the Company that I have requested.

     6. Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

     (a) Accredited Investor Status. I am an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D.

     (b) Purchase Entirely for Own Account. The Notes and Warrants will be acquired by me for investment for my own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and I have no present intention of selling, granting any participation in, or otherwise distributing the same. I further represent that I do not have any contract, undertaking, agreement or


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

          arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

     (c) Disclosure of Information. I fully understand that the Securities are speculative investments which involve a high degree of risk of the loss of my entire investment. I represent that I have received the disclosure I believe relevant and necessary to my investment decision and have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this transaction and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) and/or conduct its own independent investigation necessary to verify the accuracy of any information furnished to me or to which I have had access. I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from it relating to the Company or its business other than as set forth in the Offering Documents. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     (d) Investment Experience. I (i) am experienced in evaluating and investing in private placement transactions in securities of companies similar to the Company and have such knowledge and experience in financial or business matters that I am capable of evaluating the merits and risks of the investment in the Securities and (ii) acknowledge that I can bear the economic risk of my investment, including the loss of the entire investment. I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

     (e) Restricted Securities. I understand that the Securities are being sold pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 of Regulation D promulgated thereunder. I also understand that the Securities and any securities issuable on exercise or conversion thereof may not be resold by me without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities may be restricted from resale in a transaction to which United States securities laws apply for an indefinite period of time.

     (f) Illiquid Investment. I understand that no market for the Securities exists and no such market may ever exist.

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

     (g) Operating History. I understand and acknowledge that the Company has a limited operating history. The Company will use the proceeds of this Offering to (i) develop its business and the relationships acquired upon the consummation of the Share Exchange and (ii) pay the legal fees and other costs related to the Share Exchange, all as described in the Offering Documents.. An investor in the Company must consider the risks, uncertainties, expenses, and difficulties frequently encountered by companies in their early stages of development. The Company makes no assurance that its business strategy will be successful or that it will successfully address these risks or difficulties.

     (h) Need for Additional Financing. I acknowledge and agree that the Company may, in the future, need to raise additional funds to expand its concept and/or respond to business contingencies which may include the need to: fund more rapid expansion; fund additional marketing expenditures; enhance its operating infrastructure; hire additional personnel; respond to competitive pressures; or acquire complementary businesses or necessary technologies. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of the Company's stockholders will be reduced, and these newly-issued securities may have rights, preferences or privileges senior to those of existing members, including those acquiring Securities in this Offering. The Company makes no assurances that additional financing will be available on terms favorable to it, or at all. If adequate funds are not available or are not available on acceptable terms, the Company's ability to fund operations, take advantage of unanticipated opportunities, develop or enhance products and services or otherwise respond to competitive pressures would be significantly limited.

     (i) Use of Proceeds. I acknowledge and agree that the Company will have broad discretion with respect to the use of the net proceeds from this Offering, and investors will be relying on the judgment of management regarding the application of these proceeds. The Company has only made preliminary determinations of the amount of net proceeds to be used for specific purposes based upon current expectations regarding financial performance and business needs over the foreseeable future. These expectations may prove to be inaccurate, as the Company's financial performance may differ from current expectations or business needs may change as our business and industry evolve. As a result, the proceeds received in this Offering may be used in a manner significantly different from current plans. The Company makes no assurances that the net proceeds will be used for purposes that increase results of operations or the value of the Securities you purchase in this Offering.

     (j) Financial Projections. I acknowledge and agree that operating and financial information contained in any of the Company's projected financial data have been prepared by management and reflect its current estimates of future performance. The projected results are dependent on the successful implementation of management's growth


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

          strategies and are based on assumptions and events over which it has only partial or no control. The assumptions underlying such projected information require the exercise of judgment, and the projections are subject to uncertainty due to the effects that economic, business, competitive, legislative, political or other changes might have on future events. Changes in the facts or circumstances underlying such assumptions could materially affect the projections. To the extent that assumed events do not materialize, actual results might vary substantially from the projected results. As a result, the Company might not achieve the operating or financial results set forth in financial projections.

     (k) Forward-looking statements. I acknowledge that I have not relied on forward-looking statements contained in the Offering Documents because they are inherently uncertain. Words as "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions are used to identify these forward-looking statements. I have not placed undue reliance on these forward-looking statements for many reasons, including the risks faced by the Company described above and elsewhere.

     (l) Residence. I reside, or my office primarily responsible for the purchase of the Securities is located, at the address listed on the signature page.

     (m) Brokers or Finders. All negotiations on the part of the Investor relative to the transactions contemplated hereby have been carried on by me without the intervention of any person or as the result of any act of mine in such manner as to give rise to any valid claim for a brokerage commission, finder's fee, or other like payment. The foregoing notwithstanding, I acknowledge that vFinance Investments, Inc. has been retained by the Company to serve as placement agent ("Placement Agent") in this offering, as in such capacity, will be paid a commission equal to (i) 10% of the gross proceeds payable at the First Closing and each additional Closing; (ii) 10% of the cash held by the Company which will be available to the Company as a result of the Share Exchange (as described in the Private Placement Memorandum) payable at the First Closing; (iii) warrants equal to 10% of the gross proceeds to the Company payable at the First Closing and each additional Closing; and (iv) 420,000 warrants. All Placement Agent warrants are exercisable at $1.00 per share, for a period of five years from the Closing. The Company will also reimburse the Placement Agent for its out-of-pocket expenses (including attorneys' fees) incurred in connection with the offering.

     (n) Reliance. I understand that this agreement is made with me in reliance upon my representations to the Company, as set forth above.

     (o) Cancellation Rights. I understand that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

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

     7. Indemnification. I hereby agree to indemnify and hold harmless each of the Company and Perf-Go Green, Inc. and each of its respective officers, directors, stockholders, employees, agents, and counsel against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys' fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

     8. Severability. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

     9. Choice of Law and Jurisdiction. This Subscription Agreement will be deemed to have been made and delivered in New York County, State of New York and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. The Company and the undersigned (i) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waive any proceeding, and (iii) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and the undersigned further agree to accept and acknowledge service of any and all process which may be served in any such suit action or proceeding brought in the New York State Supreme Court, County of New York, or in the United States
District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any suit, action or proceeding.

     10. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature or delivered via other electronic means.

     11. Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

     12. Notices and Addresses. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery or by facsimile delivery, as follows:

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               Investor:         At the address  designated on the signature
                                 page of this  Subscription Agreement.



               Placement Agent:  vFinance Investments, Inc.
                                 880 Third Avenue
                                 New York, New York 10022
                                 Attn:  Jonathan Rich
                                 Fax: (212) 380-2828

               Company:          ESYS Holdings, Inc.
                                 7425 Brighton Village Drive
                                 Chapel Hill, NC 27515

               with a copy to:   Anslow & Jaclin, LLP
                                 195 Route 9 South, Suite 204
                                 Manalapar, New Jersey 07726
                                 Tel: (732) 577-1188
                                 Attention:  Eric M. Stein, Esq..



or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     13. Entire Agreement. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

     14. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

     15.   Survival  of   Representations,   Warranties  and   Agreements.   The
representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Securities.

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

     16. Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.



RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO REGISTRATIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL INVESTMENT SUMMARY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


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Manner in Which Title is to be Held. (check one)

___ Individual Ownership
___ Community Property
___ Joint Tenant with Right of Survivorship (both parties must sign)
___ Partnership
___ Tenants in common
___ Corporation
___ Trust
___ IRA or Keough
___ Other (please indicate)

                                      Dated:   ____________

INDIVIDUAL INVESTORS                  ENTITY INVESTORS
                                      Name of entity, if any __________________
---------------------------------
Signature (Individual)
                                      By:
                                         --------------------------------------
                                        *Signature
                                      Its
----------------------------------       --------------------------------------
Signature (Joint)                        Title
(all record holders must sign)

----------------------------------     ----------------------------------------
Name(s) Typed or Printed               Name Typed or Printed

Address to Which Correspondence        Address to Which Correspondence
Should be Directed                     Should be Directed

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------
City, State and Zip Code               City, State and Zip Code

----------------------------------     -----------------------------------------
Tax Identification or                  Tax Identification or
Social Security Number                 Social Security Number

     * If Securities are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

                                        ESYS HOLDINGS, INC.


Dated:  _____, 2008                     By:
                                           -----------------------------------
                                           Name:______________________________
                                           Title:_______________________________



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


                            CERTIFICATE OF SIGNATORY


(To be completed if Securities are being subscribed for by an entity)





   I, ____________________________________, the ______________________________
            (name of signatory)                          (title)

   of __________________________ (the"Entity"), a_____________________________
                                                     (type of entity)


hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this        day of          , 2008.


                                              -----------------------------
                                                      (Signature)



                                              ------------------------------
                                                      (Print Name)



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





                                    Exhibit A

                                Form of Debenture

See Attached.

                                    Exhibit B

                                 Form of Warrant

See Attached.

                                    Exhibit C

                           Form of Security Agreement

See Attached.

                                    Exhibit D

                      Form of Registration Rights Agreement

See Attached.